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Exhibit 99(a)(2)

LETTER OF TRANSMITTAL

         To Tender Common Shares and Series A Preferred Shares
(Including Common Shares Issuable Upon Exercise of Options)

of

CLARY CORPORATION

Pursuant to the Offer to Purchase Dated December 17, 2002
by
DYNAMIC POWER CORPORATION,
a corporation owned and controlled by
ADDMASTER CORPORATION and
MEMBERS OF THE JOHN G. CLARY FAMILY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 P.M. NEW YORK TIME,
ON THURSDAY, JANUARY 16, 2003,
UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

U.S. Stock Transfer Corporation

By Mail: 1745 Gardena Avenue Glendale, California 91204-2991 U.S.A.	By Facsimile Transmission: (818) 502-1737 Confirm by Telephone: (818) 502-1404	By Hand or by Overnight Courier: 1745 Gardena Avenue Glendale, California 91204-2991 U.S.A.

        Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile transmission other than as set forth above, will not constitute a valid delivery. Deliveries to the Purchaser will not be forwarded to the Depositary and therefore will not constitute valid delivery. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        This Letter of Transmittal is addressed only to persons to whom it may be lawfully made.

        The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF COMMON SHARES TENDERED

Share Certificate(s) and Common Share(s) Tendered (Attach additional list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Share Certificate Number(s)*	Total Number of Common Shares Evidenced by Share Certificate(s)	Number of Common Shares Tendered**

Total Shares

DESCRIPTION OF SERIES A PREFERRED SHARES TENDERED

Share Certificate(s) and Series A Preferred Share(s) Tendered (Attach additional list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Share Certificate Number(s)*	Total Number of Series A Preferred Shares Evidenced by Share Certificate(s)	Number of Series A Preferred Shares Tendered***

Total Shares

*	Need not be completed by shareholders delivering common shares by book-entry transfer or in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures for transfers.
**	Unless otherwise indicated, it will be assumed that all common shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
***	Unless otherwise indicated, it will be assumed that all Series A preferred shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
☐
Check here if Share Certificates have been lost, destroyed or stolen. See Instruction 11.

        This Letter of Transmittal is to be completed by shareholders:

  •
  if certificates (the "Share Certificates") evidencing common shares or Series A preferred shares (the "Shares") of Clary Corporation are to be forwarded herewith; or

  •
  if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in Section 10 of the Offer to Purchase.

        Holders who wish to tender their Shares must tender their Shares pursuant to the guaranteed delivery procedure described in Section 10 of the Offer to Purchase:

  •
  if their Share Certificates are not immediately available; or

  •
  if they cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (defined below); or

  •
  if they cannot complete the procedure for delivery by book-entry transfer on a timely basis.

        "Expiration Date" means 8:00 p.m. New York time, on Thursday, January 16, 2003, unless the Offer is extended, in which event the term shall mean the latest time and date at which the Offer (not including any subsequent offering period), as so extended, will expire.

Share Certificates Physical Delivery

☐
Check here if Shares are being delivered by forwarding the Share Certificates along with this Letter of Transmittal.

DTC Book Entry Delivery

☐
Check here if Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Guaranteed Delivery

☐
Check here if Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following. Please enclose a photocopy of the Notice of Guaranteed Delivery previously sent to the Depositary:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Share Certificates. The Share Certificates and the number of Shares that the undersigned wishes to transfer should be indicated in the appropriate places.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Dynamic Power Corporation (the "Purchaser"), a California corporation owned and controlled by Addmaster Corporation, a California corporation ("Addmaster"), and members of the John G. Clary family (the "Family Shareholders"), the above-described common shares, $1.00 par value per share, and Series A preferred shares, $5.00 par value per share, of Clary Corporation, a California corporation (the "Company"), pursuant to the Purchaser's offer to purchase all issued and outstanding common shares and Series A preferred shares, including common shares issuable upon the exercise of vested employee stock options, held by the shareholders of the Company not affiliated with the Purchaser, at a price of $2.00 per common share and $5.50 per Series A preferred share (such amounts or any greater amounts per share paid pursuant to the Offer are referred to as the "Offer Price"), in each case net in cash, without interest on the terms and subject to the conditions set forth in the Offer to Purchase, dated December 17, 2002 (the "Offer to Purchase"), this Letter of Transmittal, and other related documents (which, as amended from time to time, together constitute the "Offer").

        Holders of vested employee stock options having exercise prices of less than $2.00 per share (the "Option Shares" and together with the outstanding common shares and Series A preferred shares, the "Shares") will have the opportunity to exercise their options conditionally, so that their exercise will only take effect if the Purchaser accepts their Option Shares for payment. The Purchaser is offering to pay to the holders of such options $2.00 per Option Share less the applicable per share exercise price and any required withholding taxes for each Option Share purchased in the Offer. The Purchaser intends to accept for purchase the Shares tendered pursuant to the Offer only if they are free and clear of all encumbrances, liens, restrictions, charges or other third party rights and with all existing and future rights attaching to them.

        Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or to the order of, the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional common Shares) and rights declared, paid or distributed in respect of such Shares on or after December 17, 2002 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or to the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the Offer Price, (2) present certificates evidencing such Shares and all Distributions, and execute and present stock powers in respect of such Shares for transfer on the register of Shareholders of the Company and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Purchaser as attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser and any and all Distributions. All such powers of attorney and proxies shall be considered coupled with an interest in the tendered Shares and all Distributions. This appointment will be effective if, when, and only to the extent that the Purchaser accepts such Shares, for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and all Distributions will, without further action, be revoked, and no subsequent powers of attorney, proxies, consents or revocation may be given (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser will, with respect to the Shares and all Distributions for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such Shares, including voting at any meeting of Shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price of the Shares tendered hereby or deduct from such Offer Price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 10 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

        Unless otherwise indicated herein in the box entitled "Special Payment/Issuance Instructions," please issue the check for the Offer Price for all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered" or "Description of Series A Preferred Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the Offer Price for all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered" or "Description of Series A Preferred Shares Tendered." In the event that the boxes entitled "Special Payment/Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Offer Price for all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such Shareholder's account maintained at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment/Issuance Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

  SPECIAL PAYMENT/ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 and 7)

  To be completed only:

  •
  if the check for the Offer Price of Shares purchased; or

  •
  a Share Certificate(s) evidencing Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned.

  Pay/Issue    ☐ Check    ☐ Share Certificate(s) to:

Name:
(please print)
Address:

(Zip or Post Code) (Country)
Taxpayer Identification or Social Security Number (see substitute Form W-9 included herein)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed only:

  •
  if the check for the Offer Price of Shares purchased; or

  •
  if a Share Certificate(s) evidencing Shares not tendered or not purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Shares Tendered" or "Description of Series A Preferred Shares Tendered."

  Deliver    ☐ Check    ☐ Share Certificate(s) to:

Name:
(please print)
Address:

(Zip or Post Code) (Country)
Taxpayer Identification or Social Security Number (see substitute Form W-9 included herein)

  IMPORTANT
  SHAREHOLDERS: SIGN HERE
  (Also please complete substitute Form W-9 included herein)

Signature(s) of shareholder(s)

Dated:

        (Must be signed by (1) registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing, or (2) by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):

(please print)
Capacity (Full Title):

Address:

(Zip or Post Code) (Country)
Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:
(see substitute Form W-9 included herein)

IMPORTANT

GUARANTEE OF SIGNATURE(S)
(if required—See Instructions 1 and 5)
For use by Financial Institutions only. Place Medallion Guarantee in space below.

Authorized Signature:

Name:

Name of Firm:
(please print)
Address:
(Zip or Post Code) (Country)
Area Code and Telephone Number:

Dated:

Medallion Guarantee:

INSTRUCTIONS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution" as such term is used in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each such institution, an "Eligible Institution"), unless (1) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment/Issuance Instructions" nor the box entitled "Special Delivery Instructions" included herein or (2) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be used either if Share Certificates are to be forwarded with it or if Shares are to be tendered by book-entry transfer pursuant to the procedure set forth in Section 10 of the Offer to Purchase. The Letter of Transmittal (or facsimile thereof) is to be properly completed and duly executed with all required signature guarantees, or an Agent's Message (as defined in Section 10 of the Offer to Purchase) in connection with a book-entry transfer, accompanied by any other documents required by this Letter of Transmittal. Share Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as the Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their common shares or Series A preferred shares, as applicable, pursuant to the guaranteed delivery procedure described in Section 10 of the Offer to Purchase. Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed Notice of Guaranteed Delivery, in the form made available by the Purchaser (or a facsimile thereof), must be received by the Depositary prior to the Expiration Date; and (3) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Pacific Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 10 of the Offer to Purchase. A "trading day" is any day on which the Pacific Exchange is open for business.

        Participants in DTC may tender their Shares in accordance with DTC's Automated Tender Offer Program ("ATOP"), to the extent it is available to such participants for the shares or they wish to tender. A Shareholder tendering through ATOP must expressly acknowledge that the Shareholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Shareholder.

        If the tender is not made through ATOP, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date to be effective.

        The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering Shareholder, and delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Except as expressly provided in documents provided to holders of options to purchase common shares, no alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering Shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein under "Description of Common Shares Tendered" or "Description of Series A Preferred Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number and class of Shares tendered should be listed on a separate signed schedule and attached hereto.

        4.    Partial Tenders    (Not applicable to Shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the column entitled "Number of Common Shares Tendered" or "Number of Series A Preferred Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" included herein, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares, as applicable.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificate or stock powers is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay stock transfer taxes with respect to the sale and transfer of Shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price for any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price for such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check for the Offer Price for any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered" or "Description of Series A Preferred Shares Tendered," as applicable, included herein, the appropriate boxes included in this Letter of Transmittal must be completed.

        8.    Waiver of Conditions.    The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

        9.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent.

        10.    U.S. Backup Withholding.    In order to avoid backup withholding of U.S. federal income tax on payments received upon the surrender of the shares pursuant to the Offer, a Shareholder must either (1) provide the depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 provided with this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding or (2) establish another basis for exemption from withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the U.S. Internal Revenue Service ("IRS") and payments made in exchange for the surrendered Shares may be subject to backup withholding. If backup withholding applies or if a Shareholder fails to provide the required information, the Depositary is required to withhold, at a rate of 30%, a portion of any payment made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

        The box in Part I of Substitute Form W-9 should be checked if the Shareholder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Shareholder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Depositary is not provided with a TIN within 60 days thereafter, the Depositary will withhold, at a rate of 30%, a portion of all payments made to the holder until a TIN is provided to the Depositary.

        For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Exempt persons (including, among others, corporations and some non-U.S. individuals) are generally not subject to backup withholding. To prevent backup withholding, a non-U.S. holder who is the beneficial owner of Shares or holds the Shares directly must certify, under penalties of perjury, that it is not a U.S. person and provide certain other information on a properly executed Form W-8BEN. If a beneficial owner holds Shares through a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and that holds the Shares in such capacity, then such financial institution must certify, under penalties of perjury, that such statement has been received from the beneficial owner by it and furnish the payer with a copy thereof. If a non-U.S. beneficial owner holds the Shares through certain other foreign intermediaries or partnerships, then the beneficial owner may be required to provide a Form W-8BEN to such foreign intermediary or partnership, and the foreign intermediary or partnership may be required to provide the Depositary with a Form W-8IMY.

        Holders of Shares should consult their tax advisors as to their qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

        11.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing Shares have been lost, destroyed or stolen, the Shareholder should promptly notify the Depositary. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or stolen certificates have been followed.

        IMPORTANT:    This Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the depositary prior to the Expiration Date.

TO BE COMPLETED BY ALL HOLDERS WHO ARE U.S. PERSONS ONLY

PAYER'S NAME: U.S. STOCK TRANSFER CORPORATION

SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW: If you are awaiting TIN, check box: ☐	Social Security Number or Employer Identification Number

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER("TIN") AND CERTIFICATION	PART 2—If you are exempt from backup withholding, please check the box: ☐
PART 3—Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other:

PART 4—CERTIFICATION—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

Signature:
Dated:
Name (Please Print) :
Address:
City, State and Zip
Code:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE CURRENT BACKUP WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, at the current backup withholding tax rate, until I provide a taxpayer identification number.
Signature:		Date:

        The Information Agent for the Offer Is:

D. F. King & Co., Inc.

77 Water Street
New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3155

December 17, 2002

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  Exhibit 99(a)(2)
LETTER OF TRANSMITTAL